Short-term Investments (Tables)	12 Months Ended
Dec. 31, 2025
Short-term Investments
Summary of short term investments

	As of December 31,
	2024	2025
	US$	US$
Time deposits	55,408	58,332
Equity securities with readily determinable fair value (1)	2,117	2,938
Equity securities accounted for under alternative measurement	500	500
U.S. Treasury Securities	136,511	—
Total short-term investments	194,536	61,770
(1)	Starting from July 2021, the Group, from time to time, invested in ordinary shares of a listed company and disposed of portion of the investments. For the years ended December 31, 2023, 2024 and 2025, the Group recorded fair value gains on short-term equity investment of US$54, losses of US$116 and gains of US$760, respectively, in financial income, net in the consolidated statements of comprehensive (loss)/income. This investment is classified as equity securities with readily determinable fair values.